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                                                                   EXHIBIT 10.10


                         SCHEDULE OF DEVCO I PROPERTIES
                MORTGAGED UNDER THE HCR/ALTERRA DEVELOPMENT, LLC
                      AND BANK OF AMERICA CREDIT AGREEMENT
                 ATTACHED AS EXHIBIT 10.8 TO THE COMPANY'S FORM
                       10-Q FOR THE PERIOD ENDING 9/30/99


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          MORTGAGOR                                      FACILITY NAME                            LOCATION
          ---------                                      -------------                            --------
Clare Bridge of Carrollwood L.P.             Alterra Clare Bridge of Carrollwood          14950 Casey Road
                                                                                          Tampa, Florida 33624

Clare Bridge of Ft. Myers L.P.               Alterra Clare Bridge of Ft. Myers            15950 McGregor Boulevard
                                                                                          Ft. Myers, Florida 33908

Clare Bridge of Tuscawilla L.P.              Alterra Clare Bridge of Tuscawilla           1057 Willa Springs Drive
                                                                                          Winter Springs, Florida 32708

Clare Bridge of Bingham Farms L.P.           Alterra Clare Bridge of Bingham Farms        24005 West 13 Mile Road
                                                                                          Detroit, Michigan 48025

Clare Bridge of Livonia L.P.                 Alterra Clare Bridge of Livonia              32500 Seven Mile Road
                                                                                          Livonia, Michigan 48152

Clare Bridge of Akron L.P.                   Alterra Clare Bridge of Akron                171 North Cleveland Massillon Rd.
                                                                                          Akron, Ohio 44333

Clare Bridge of Bainbridge L.P.              Alterra Clare Bridge of Bainbridge           8100 E. Washington Street
                                                                                          Bainbridge Township, Ohio 44023

Clare Bridge of Parma L.P.                   Alterra Clare Bridge of Parma                9205 Sprague Road
                                                                                          Parma, Ohio 44133

Clare Bridge of Arlington L.P.               Alterra Clare Bridge of Arlington            1501 NE Green Oaks Boulevard
                                                                                          Arlington, Texas  76006



                                                     DATE OF
          MORTGAGOR                                  MORTGAGE
          ---------                                  --------
Clare Bridge of Carrollwood L.P.               September 30, 1999


Clare Bridge of Ft. Myers L.P.                 September 30, 1999


Clare Bridge of Tuscawilla L.P.                September 30, 1999


Clare Bridge of Bingham Farms L.P.             September 30, 1999


Clare Bridge of Livonia L.P.                   September 30, 1999


Clare Bridge of Akron L.P.                     September 30, 1999


Clare Bridge of Bainbridge L.P.                September 30, 1999


Clare Bridge of Parma L.P.                     September 30, 1999


Clare Bridge of Arlington L.P.                 September 30, 1999


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          MORTGAGOR                                      FACILITY NAME                            LOCATION
          ---------                                      -------------                            --------
Clare Bridge of Jefferson Township L.P.      Alterra Clare Bridge of Jefferson Township   380 Wray Large Road
                                                                                          Jefferson Hills, Pennsylvania 15025

Clare Bridge of Houston L.P.                 Alterra Clare Bridge of Houston              7800 N. Stadium Drive
                                                                                          Houston, Texas

Clare Bridge of Richardson L.P.              Clare Bridge of Richardson                   410 Buckingham Road
                                                                                          Richardson, Texas 75081

Clare Bridge of Westchase L.P.               Clare Bridge of Westchase                    11555 Richmond Avenue
                                                                                          Houston, Texas 77082


          MORTGAGOR                                  MORTGAGE
          ---------                                  --------
Clare Bridge of Jefferson Township L.P.        September 30, 1999


Clare Bridge of Houston L.P.                   September 30, 1999


Clare Bridge of Richardson L.P.                September 30, 1999


Clare Bridge of Westchase L.P.                 September 30, 1999

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